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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2000


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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            DELAWARE                       0-18121               36-3664868
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)




    55TH STREET & HOLMES AVENUE                                      60514
     CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
            offices)



       Registrant's telephone number, including area code: (630) 325-7300



                                 NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST YEAR)

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Item 5.  Other Events.
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     On December 19, 2000, the Board of Directors of MAF Bancorp, Inc. adopted a
Restated Certificate of Incorporation and Amended and Restated By-laws. MAF is filing this report in order to file the Restated Certificate of Incorporation and Amended and Restated By-laws as exhibits.

     Among other things, the By-laws have been amended to modify the advance notice provisions of Section 6. Any stockholder desiring to bring business before the annual meeting must provide the corporation advance notice of such proposed business not later than sixty days prior to the anniversary date of mailing of proxy solicitation materials relating to the prior year's annual meeting, or in the event that the date has changed more than thirty days from the anniversary date of the prior year's annual meeting, such notice must be received by the corporation not later than ninety days in advance of such meeting.

Item 7(c).  Exhibits.
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Exhibit 3.1    Restated Certificate of Incorporation of MAF Bancorp, Inc.

Exhibit 3.2    Amended and Restated By-laws of MAF Bancorp, Inc.

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAF Bancorp, Inc.



Date:  December 22, 2000                 By:  /s/ Jerry A. Weberling
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                                              Jerry A. Weberling
                                              Executive Vice President and
                                               Chief Financial Officer